UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of earliest event reported: April 30, 2005

Date of report: July 27, 2005

Ferrellgas Partners, L.P.

Ferrellgas Partners Finance Corp.

Ferrellgas, L.P.

Ferrellgas Finance Corp.

(Exact name of registrants as specified in their charters)

Delaware Delaware Delaware Delaware	001-11331 333-06693 000-50182 000-50183	43-1698480 43-1742520 43-1698481 14-1866671
(States or other jurisdictions of incorporation)	(Commission file numbers)	(I.R.S. Employer Identification Nos.)

7500 College Boulevard, Suite 1000 Overland Park, KS 66210

_________________

(Address of principal executive offices) (Zip Code)

(913) 661-1500

(Registrants’ telephone number, including area code)

Item 2.02 Results of Operations and Financial Condition

Ferrellgas, Inc. Unaudited Balance Sheets

We are filing the unaudited interim condensed consolidated balance sheets and footnotes of Ferrellgas Partners, L.P.’s and Ferrellgas, L.P.’s non-public general partner, Ferrellgas, Inc., to update its most recent audited consolidated balance sheets. See Exhibit 99.15 for the unaudited condensed consolidated balance sheets and footnotes of Ferrellgas, Inc.

Item 9.01 Financial Statements and Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit 99.15	Unaudited interim condensed consolidated balance sheets of Ferrellgas, Inc. and footnotes as of April 30, 2005 and July 31, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FERRELLGAS PARTNERS, L.P. By Ferrellgas, Inc. its general partner
Date: July 27, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS PARTNERS FINANCE CORP.
Date: July 27, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS, L.P. By Ferrellgas, Inc. its general partner
Date: July 27, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS FINANCE CORP.
Date: July 27, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.15	Unaudited interim condensed consolidated balance sheets of Ferrellgas, Inc. and footnotes as of April 30, 2005 and July 31, 2004.